     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1996

                                           REGISTRATION STATEMENT NO.
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                       PAXSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)
                             ---------------------

            DELAWARE                          4832                         59-3212788
(State or other jurisdiction of   (Primary Standard Industrial          (I.R.S. Employer
 incorporation or organization)   Classification Code Number)        Identification Number)

                            601 CLEARWATER PARK ROAD
                         WEST PALM BEACH, FLORIDA 33401
                                 (407) 659-4122
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                           ANTHONY L. MORRISON, ESQ.
                 SECRETARY, VICE PRESIDENT, AND GENERAL COUNSEL
                       PAXSON COMMUNICATIONS CORPORATION
                            601 CLEARWATER PARK ROAD
                         WEST PALM BEACH, FLORIDA 33401
                                 (407) 659-4122
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   COPIES TO:

           MICHAEL L. JAMIESON, ESQ.                          ROGER MELTZER, ESQ.
                HOLLAND & KNIGHT                            CAHILL GORDON & REINDEL
       400 NORTH ASHLEY DRIVE, SUITE 2050                        80 PINE STREET
              TAMPA, FLORIDA 33602                          NEW YORK, NEW YORK 10005
                 (813) 227-8500                                  (212) 701-3000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-473.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATOIN FEE

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                                                                           PROPOSED
                                                           PROPOSED        MAXIMUM
                                          NUMBER OF        MAXIMUM        AGGREGATE
        TITLE OF EACH CLASS OF           SHARES TO BE   OFFERING PRICE     OFFERING       AMOUNT OF
      SECURITIES TO BE REGISTERED       REGISTERED(1)    PER SHARE(2)    PRICE(1)(2)   REGISTRATION FEE
-------------------------------------------------------------------------------------------------------
Class A Common Stock, par value
  $.001 per share......................    2,300,000        $16.00       $36,800,000       $12,690
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(1) Includes 300,000 shares to cover over-allotments, if any, pursuant to over-allotment options granted to the Underwriters.

(2) Estimated solely for the purpose of calculating the registraton fee pursuant to Rule 457.
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

                                EXPLANATORY NOTE

     The contents of the Registration Statement on Form S-1 (Registration No. 333-473) filed by Paxson Communications Corporation for the registration of up to 13,225,000 shares of its Class A Common Stock, $.001 par value, and declared effective on March 28, 1996, are incorporated by reference in this Registration Statement.

                                LIST OF EXHIBITS

EXHIBIT NO.                                          DESCRIPTION
-----------         ------------------------------------------------------------------------------
     5.1        --  Opinion of Holland & Knight
    23.1        --  Consent of Price Waterhouse LLP
    23.2        --  Consent of Voynow, Bayard and Company
    23.3        --  Consent of Holland & Knight, included in Exhibit 5.1
    23.4        --  Consent of Dow, Lohnes & Albertson
    24.1        --  Powers of Attorney (incorporated herein by reference to Registration Statement
                    No. 333-473)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on the 29th day of March, 1996.

                                          PAXSON COMMUNICATIONS CORPORATION

                                          By:     /s/ ANTHONY L. MORRISON

                                            ------------------------------------
                                                    Anthony L. Morrison
                                              General Counsel, Vice President
                                                       and Secretary

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                 SIGNATURES                                 TITLE                    DATE
---------------------------------------------    ---------------------------    --------------
                      *                          Chairman of the Board,         March 29, 1996
---------------------------------------------      Chief Executive Officer,
              Lowell W. Paxson                     and Director (Principal
                                                   Executive Officer)
                      *                          Vice President, Chief          March 29, 1996
---------------------------------------------      Financial Officer, and
                Arthur D. Tek                      Director (Principal
                                                   Financial Officer)
                      *                          Controller (Principal          March 29, 1996
---------------------------------------------      Accounting Officer)
             Kenneth M. Gamache
                      *                          President, Chief Operating     March 29, 1996
---------------------------------------------      Officer, and Director
               James B. Bocock
                      *                          Director                       March 29, 1996
---------------------------------------------
             Michael J. Marocco
                      *                          Director                       March 29, 1996
---------------------------------------------
              John A. Kornreich

                 SIGNATURES                                 TITLE                    DATE
---------------------------------------------    ---------------------------    --------------
                                                 Director
---------------------------------------------
          J. Patrick Michaels, Jr.
                      *                          Director                       March 29, 1996
---------------------------------------------
              S. William Scott
                                                 Director
---------------------------------------------
              Bruce L. Burnham
      *By: /s/      ANTHONY L. MORRISON
---------------------------------------------
             Anthony L. Morrison
              Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                                          SEQUENTIAL
EXHIBIT NO.                                     DESCRIPTION                                PAGE NO.
-----------         --------------------------------------------------------------------  ----------
     5.1      --    Opinion of Holland & Knight.........................................
    23.1      --    Consent of Price Waterhouse LLP.....................................
    23.2      --    Consent of Voynow, Bayard and Company...............................
    23.3      --    Consent of Holland & Knight, included in Exhibit 5.1................
    23.4      --    Consent of Dow, Lohnes & Albertson..................................
    24.1      --    Powers of Attorney (incorporated herein by reference to Registration
                    Statement No. 333-473)..............................................